UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2023 (November 2, 2023)

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	INTEU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 8, 2023, the Company (as defined below) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the SEC (as defined below). This amendment to the Original Form 8-K (i) corrects for the fact that on December 29, 2021, 50,000 shares of Class B Common Stock (as defined below) were transferred by the Sponsor (as defined below) to an institutional investor (the “Anchor Investor”), and accordingly, the Sponsor at the time of the Original Form 8-K owned 2,825,000 shares of Class B Common Stock as opposed to 2,875,000 shares of Class B Common Stock, and (ii) properly reflects that the Sponsor converted 2,824,999 shares of Class B Common Stock to Class A Common Stock (as defined below) and the Anchor Investor converted 50,000 shares of Class B Common Stock to Class A Common Stock. Except as described above, all other information in the Original Form 8-K remains unchanged.

Item 1.01.	Entry into a Material Definitive Agreement.

Following the approval of the Second Extension Amendment Proposal (as defined below), on November 8, 2023, Integral Acquisition Corporation 1, a Delaware corporation (the “Company”), issued a promissory note (the “Note”) in the aggregate principal amount of up to $359,502.60 to Integral Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to $359,502.60 to deposit into the Company’s trust account (the “Trust Account”) for the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included in the units sold in the Company’s initial public offering (the “IPO”, and such shares, the “Public Shares”) that were not redeemed in connection with the extension of the Company’s time to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the board of directors of the Company (the “Board”)).

The Company will deposit $29,958.55 into the Trust Account for each calendar month (commencing on November 8, 2023, with the first deposit having already been made, and ending on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination until November 5, 2024, and such amount will be distributed either to: (i) all of the holders of Public Shares upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination.

The Note bears no interest and is repayable in full upon the date of the (i) consummation of a Business Combination or (ii) liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which was filed as Exhibit 10.1 to the Original Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

On November 3, 2023, the Company issued an aggregate of 2,874,999 shares of its Class A Common Stock (consisting of 2,824,999 shares to the Sponsor and 50,000 shares to the Anchor Investor, upon the conversion (the “Conversion”) of an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), held by the Sponsor and the Anchor Investor, respectively. The 2,874,999 shares of Class A Common Stock issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination, as described in the final prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on November 4, 2021 (File No.: 333-257058) (the “IPO Prospectus”) in connection with the IPO. Following the Conversion and the Redemptions (as defined below), there will be 4,073,341 shares of Class A Common Stock issued and outstanding and one share of Class B Common Stock issued and outstanding. As a result of the Conversion and the Redemptions, the Sponsor will hold approximately 70.6% of the issued and outstanding Class A Common Stock.

The shares of Class A Common Stock issued upon the Conversion have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The IPO Prospectus and the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), provided that the Company initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination. On May 3, 2023, the Company’s stockholders approved an additional amendment to the Charter to extend the deadline by which it must complete a Business Combination from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board).

On November 2, 2023, the Company held a special meeting of its stockholders in lieu of annual meeting of stockholders (the “Meeting”). At the Meeting, the Charter Amendment Proposals (as defined below) to further amend the Charter (the “Charter Amendment”) were approved. Under Delaware law, the Charter Amendment took effect upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware on November 2, 2023. The terms of the Charter Amendment are set forth in the Company’s definitive proxy statement filed with the SEC on October 16, 2023.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which was filed as Exhibit 3.1 to the Original Form 8-K and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of at least one-half of the Company’s outstanding shares of Common Stock, which represents a quorum of the outstanding shares of Common Stock entitled to vote as of the record date of September 28, 2023, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s stockholders were presented with, and voted on the following proposals, each of which was approved:

(1)    The Extension Amendment Proposal – a proposal to amend the Charter to extend the date by which the Company must consummate a Business Combination from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the Board) by amending the Charter (the “Second Extension Amendment Proposal”). The following is a tabulation of the votes with respect to the Second Extension Amendment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
4,892,070	1,063	0	0

(2)    The Founder Share Amendment Proposal – a proposal to amend the Charter to provide for the right of a holder of shares of Class B Common Stock to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment Proposal” and together with the Second Extension Amendment Proposal, the “Charter Amendment Proposals”). The following is a tabulation of the votes with respect to the Founder Share Amendment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
4,893,123	10	0	0

(3)    Director Election Proposal – a proposal to re-elect Lynne Thorton as a Class I director of the Board to serve until the annual meeting of the Company to be held in 2026 or until her successor is elected and qualified.

The following is a tabulation of the votes with respect to the re-election of Lynne Thorton as a Class I director of the Board, who was elected by the Company’s stockholders:

Name	For	Withheld	Broker Non-Votes
Lynne Thornton	4,878,922	14,211	0

A proposal to adjourn the Meeting to a later date was not presented because there were enough votes to approve the other proposals.

In connection with the vote to approve the Charter Amendment Proposals, holders of 1,831,599 Public Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.79 per share (the “Redemptions”), for an aggregate redemption amount of approximately $19,763,618, in connection with the Charter Amendment Proposals.

Item 8.01.	Other Events.

On October 31, 2023, the Company instructed Continental Stock Transfer & Trust Company, the trustee to the Trust Account (“Continental”) to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at JPMorgan Chase Bank, N.A., with Continental continuing to act as trustee, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account to the stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

3.1	Second Amendment to Amended and Restated Certificate of Incorporation (incorporated by reference to the Original Form 8-K).

10.1	Promissory Note issued to Integral Sponsor LLC (incorporated by reference to the Original Form 8-K).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Acquisition Corporation 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer

Dated: December 1, 2023